“CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS, WHICH ARE IDENTIFIED BY ***.”

ROYALTY AGREEMENT

THIS AGREEMENT is dated for reference the 4th day of June, 2007 (the “Effective Date”).

BETWEEN:

InNexus Bioscience (Barbados) Inc., a company incorporated in Barbados

(“Grantor”)

OF THE FIRST PART

AND:

RP Dynamic Cross Linking L.P., an ************************* *************************************

(the “Royalty Holder”)

OF THE SECOND PART

WHEREAS:

A.

By way of a license agreement dated as of the date hereof (the “License Agreement”), Grantor acquired an irrevocable right and license to Exploit certain Licensed IP from its affiliate, InNexus International, the holder of the underlying Licensed Patents;

B.

By way of an agreement dated April ___, 2007 (the “Purchase Agreement”), Royalty Holder acquired certain rights to receive royalties and other amounts based upon future sales of Products and enforcement of Field IP in the Field and licensing to a Pharmaceutical Partner; and

C.

The parties wish to more clearly define the calculation and payment of such royalties and other amounts under the Purchase Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $10.00 now paid by Royalty Holder to Grantor and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged by Grantor, the parties agree as follows:

1

DEFINITIONS

1.1

Any capitalized terms contained herein and not otherwise expressly defined herein shall have the meanings defined in the License Agreement.

1.2

For the purposes of this Agreement the following words and phrases shall have the following meanings, namely:

(a)

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such other Person, whether now or in the future.  For purposes of this definition, “control” (including the terms “controlling,” “controlled by,” or “under common control with”) means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise

(b)

“Antibody A” has the meaning set out in the License Agreement;

(c)

“Bankruptcy Event” means the occurrence of any of the following:

(i)

************************************************** **************************************************   ************************************************** ************************************************** ************************************************** ************************************************** ************************************************** ************************************************** ************************************************** ************************************************** ************************************************** **************************************************  ***********

(ii)

************************************************** ************************************************** ************************************************** ************************************************** ***********

(iii)

************************************************** **************************************************  ************************************************** **************************************************  ************************************************** **************************************************  ************************************************** **************************************************  *******

(iv)

************************************************** **************************************************  ************************************************** **************************************************  ************************************************** **************************************************  ************************************************** **************************************************  ********************************

(v)

************************************************** **************************************************    ************************************************** **************************************************  ************************************************** **************************************************   **************************************************    ************************************************** **************************************************  ************************************************** **************************************************   **************************************************    ************************************************** **************************************************  ************************************************** **************************************************

(vi)

**************************************************  ************************************************** **************************

(vii)

**************************************************

(viii)

**************************************************  **************************************************  ************************************************** **************************************************  ************************************************** **************************************************  ************************************************** **************************************************  ************************************************** ************************************************** *************************

(ix)

************************************************** ************************************************** **************************************************

(d)

“Biological Materials” has the meaning set out in the License Agreement

(e)

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the City of Bridgetown, Barbados.

(f)

“Debenture” means the Debenture dated as of the date hereof by and between Grantor and Royalty Holder, a copy of which attached hereto as Exhibit A.

(g)

“Dynamic Cross Linking Technology” means the anti-body enhancement and modification technology platform which is the subject of one or more of the Licensed IP.

(h)

“Electronic Communication” means communication by telex, telecopier or other means of electronic communication producing a printed copy

(i)

“Exploit” and “Exploitation” has the meaning set out in the License Agreement.

(j)

“Field” means  ******************************************* ********************************************************* ********************************************************* ************

(k)

“Field IP” means (i) all rights licensed, granted or otherwise transferred to Grantor pursuant to the License Agreement or Parent Agreement, (ii) all Patent Rights, Technology and Regulatory Exclusivity Periods to be assigned to Grantor pursuant to the Transaction Documents, and (iii) all Patent Rights, Technology and Regulatory Exclusivity Periods (including all Biological Materials) owned (in whole or in part) or controlled in any way (such as by license, sublicense or covenant not to sue) by Grantor or any of its direct or indirect subsidiaries as of the Effective Date or during the Term that is necessary or desirable for the Field.

(l)

“First Commercial Sale” means, ******************************* ********************************************************* ********************************************************* ********************************************************* *********************************************************

(m)

“Governmental Authority” means any government, court, regulatory or administrative agency or commission, or other governmental authority, agency or instrumentality, whether federal, state or local (domestic or foreign).

(n)

“InNexus Group” means Grantor, Parent, InNexus International and any of their Affiliates, any of their successors, assigns and legal representatives, and any other Person to which any of the foregoing transfer ownership of any right, title or interest in or to Antibody A, Products or any of the Field IP;

(o)

“InNexus International” means InNexus Biotechnology International Limited, a company registered in Barbados that is a wholly-owned subsidiary of Parent.

(p)

“License Agreement”  has the meanings set out in Recital A on the first page of this Agreement

(q)

“Licensed IP” has the meaning set out in the License Agreement.

(r)

“Licensed Patents” has the meaning set out in the License Agreement.

(s)

“Lien” means, with respect to any agreement or other asset, any mortgage, lien, pledge, charge, security interest or encumbrance of similar effect in respect of such asset.

(t)

“Material Adverse Effect” means ********************************  ********************************************************* ********************************************************* ********************************************************* ********************************************************* ********************************************************* ********************************************************* ********************************************************* ********************************************************* ********************************************************* ********************************************************* ********************************************************* ********************************************************* ********************************************************* ****************

(u)

“Material Agreements” *************************************   ********************************************************* ********************************************************* ********************************************************* ************

(v)

“Net Sales” means the gross amount invoiced in arms-length transactions by any of the InNexus Group (but not any Pharmaceutical Partner) from or on account of the sale or distribution of Product to any Third Party (excluding any free Product provided on a trial basis or as samples), less:

(i)

*************************************************** ***************************************************

(ii)

*************************************************** *************************************************** *************************************************** ****

(iii)

*************************************************** ***********************

(iv)

*****************************************

(v)

**************************************************** **************************************************** **************************************************** ******************************************

(vi)

**************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** *************

(w)

“Parent Agreement” means that certain Parent Agreement between Buyer and Parent dated the same date as the Purchase Agreement.

(x)

“Patent Rights” has the meaning set out in the License Agreement.

(y)

“Person” means an individual, corporation, partnership, association, trust or other entity or organization, but not including a government or political subdivision or any agency or instrumentality of such government or political subdivision.

(z)

“Pharmaceutical Partner” means ************************** **************************************************** **************************************************** ****************************************************

(aa)

“Product(s)” means any pharmaceutical composition(s) containing Antibody A.

(bb)

“Regulatory Exclusivity Period” has the meaning set out in the License Agreement.

(cc)

“Rejection Event” means *************************************** **************************************************** **************************************************** **************************************************** ****************************************

(dd)

“Royalty Payment Period” ****************************** **************************************************** **************************************************** ****************************************************   **************************************************** **************************************************** **************************************************** ***************

(ee)

“Royalty Payments” means (1) ************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **********************************

(ff)

“Taxes” means any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, franchise, capital, paid-up capital, profits, greenmail, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Authority responsible for the imposition of any such tax.

(gg)

“Technology” has the meaning set out in the License Agreement.

(hh)

“Term” means the ****************************************** **************************************************** ****************************************************            *******************************************************

(ii)

“Third Party” means any Person who is not a member of the InNexus Group.

(jj)

“Third Party Product Development Agreement” means ********* ***************************************************** **************************************************** **************************************************** **************************************************** **************************************************** **************************************************** ****************************************************   *************************************

(kk)

“Transaction Documents” ******************************* **************************************************** **************************************************** **************************************************** ****************************************************   *************************************

(ll)

“Valid Claim” means a claim of (i) an issued and unexpired Patent Right, which claim has not been revoked or held invalid or unenforceable by a court or other government agency of competent jurisdiction from which no appeal can be or has been taken and has not been held or admitted to be invalid or unenforceable through re-examination or disclaimer, reissue, opposition procedure, nullity suit or otherwise, or (ii) a pending Patent Right application that was filed in good faith and has not been cancelled, withdrawn or abandoned without the possibility of appeal or refiling.

1.3

In this Agreement, except as otherwise expressly provided:

(a)

“Agreement” means this agreement, including the preamble and the schedules hereto, as it may from time to time be supplemented or amended and in effect;

(b)

all references in this Agreement to a designated “Section” or other subdivision or to an appendix is to the designated Section or other subdivision of, or appendix to, this Agreement;

(c)

the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision or Schedule;

(d)

the headings are for convenience only and do not form a part of this Agreement and are not intended to interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof;

(e)

the singular of any term includes the plural, and vice versa, the use of any term is equally applicable to any gender and, where applicable, a body corporate, the word “or” is not exclusive and the word “including” is not limiting (whether or not non-limiting language, such as “without limitation” or “but not limited to” or words of similar import, is used with reference thereto);

(f)

any accounting term not otherwise defined has the meanings assigned to it in accordance with generally accepted accounting principles applicable in Canada;

(g)

any reference to a statute includes and is a reference to that statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding that statute or regulations;

(h)

where any representation or warranty is made “to the knowledge of” any party, such party will not be liable for a misrepresentation or breach of warranty by reason of the fact, state of facts, or circumstances in respect of which the representation or warranty is given being untrue if such party proves:

(i)

that such party conducted a reasonable investigation so as to provide reasonable grounds for a belief that there had been no misrepresentation or breach of warranty; and

(ii)

that fact, state of facts, or circumstances could not reasonably be expected to have been determined as a result of that reasonable investigation, irrespective of the actual investigation conducted by such party;

(i)

except as otherwise provided, any dollar amount referred to in this Agreement is in the lawful currency of the United States; and

(j)

any other term defined within the text of this Agreement has the meaning so ascribed.

2

ROYALTY

2.1

Grantor shall remit the Royalty Payments to Royalty Holder on a quarterly basis, no later than forty-five (45) days following the end of each calendar quarter during which the sales of Product were made (other than for Royalty Payments payable directly to Royalty Holder by a Pharmaceutical Partner).  All Royalty Payments to be made by Grantor hereunder shall be made in US dollars by fedwire transfer of immediately available funds to a bank account designated by Royalty Holder.  Grantor shall not take any set-off or deduction against the Royalty Payments.

2.2

Each Royalty Payment shall be accompanied by a royalty report setting out in reasonable detail (i) the number of units of Product sold, (ii) the gross sales of Product, (iii) deductions taken from Net Sales as specified in the definition thereof, (iv) Net Sales, (v) the gross amount of any payments received by Grantor of any other member of the InNexus Group pursuant to any Third Party Product Development Agreement, (vi) Royalty Payments owed, (vii) the computations for any applicable currency conversions pursuant to Section 2.4, (viii) the date of First Commercial Sale for each Product, and (ix) any other information as Royalty Holder may reasonably request.

2.3

Grantor shall keep, and shall cause all other members of the InNexus Group and all Pharmaceutical Partners to keep, adequate books and records of accounting for the purpose of calculating all amounts payable to Royalty Holder hereunder.  For the five (5) years next following the end of the calendar year to which each shall pertain, such books and records of accounting shall be kept at each of their principal place of business and shall be open for inspection at reasonable times and upon reasonable notice by an independent certified accountant selected by Royalty Holder, and which is reasonably acceptable to Parent and Grantor, for the sole purpose of inspecting the amounts owed to Royalty Holder under this Agreement.  In no event shall such inspections be conducted hereunder more frequently than once every six (6) months.  Any underpayments from any such inspection shall be paid by Grantor within thirty (30) days of notification of the results of such inspection.  Royalty Holder shall pay for such inspections, except that in the event there is any upward adjustment in aggregate Royalty Payments payable for any calendar year shown by such inspection of more than the greater of (1) $50,000, or (2) five percent (5%) of the amount already paid for the audited period in question, Grantor shall reimburse Royalty Holder for any reasonable out-of-pocket costs for such inspection.

2.4

With respect to Net Sales invoiced in US dollars, the Net Sales and the amounts due to Royalty Holder hereunder shall be expressed in US dollars.  With respect to Net Sales invoiced in a currency other than US dollars, the Net Sales shall be expressed in the domestic currency of the entity making the sale, together with the US dollar equivalent, calculated using the official rate of exchange of such domestic currency as quoted by The Wall Street Journal, Eastern United States Edition, for the last business day of the calendar quarter for which the payment is made.

2.5

Any Royalty Payments by Grantor to Royalty Holder hereunder shall not include any applicable taxes or other governmental charges, including import or export duties, sales, use or privileges taxes, or excise or similar taxes, levied by any government, whether now or hereafter enacted.  Grantor shall pay all such taxes and charges, on or before their due dates, unless Grantor provides Royalty Holder with an exemption certificate acceptable to the relevant taxing authorities.  In the event Royalty Holder is required at any time to pay any such tax or charge, Grantor shall reimburse Royalty Holder therefor promptly on demand.  If Grantor is required by the law of any country to make any deduction, or withhold from any sum payable to Royalty Holder by Grantor hereunder, then the sum payable by Grantor upon which the deduction or withholding is based shall be increased to the extent necessary to ensure that, after such deduction or withholding, Royalty Holder receives and retains, free from liability for such deduction or withholding, a net amount equal to the amount Royalty Holder would have received and retained in the absence of such required deduction or withholding provided that, if such deduction or withholding is due to an application of taxation legislation not in effect or contemplated on the Effective Date, Grantor shall be required to increase the aforesaid sum only to the extent that the Grantor may thereafter recover and retain for itself such deduction or withholding.

2.6

In the event that, by reason of applicable law in any country, it becomes impossible or illegal for Grantor (or any of its Affiliates) to transfer, or have transferred on its behalf, Royalty Payments owed Royalty Holder hereunder, Grantor shall promptly notify Royalty Holder of the conditions preventing such transfer and such payments shall be deposited in local currency in the relevant country to the credit of Royalty Holder in a recognized banking institution designated by Royalty Holder or, if none is designated by Royalty Holder within a period of thirty (30) days, in a recognized banking institution selected by Grantor, and identified in a written notice given to Royalty Holder.

2.7

Grantor shall pay Royalty Holder, without being requested, simple interest on any payments that are not paid on or before the date such payments are due under this Agreement at a rate equal to the daily prime rate, as published in The Wall Street Journal, Eastern United States Edition, plus five percent (5%), or the maximum applicable legal rate, if less, calculated on the total number of days payment is delinquent.

3

COVENANTS

3.1

Maintenance of Agreements:  During the Term, except as otherwise consented to in writing by Royalty Holder in its sole discretion:

(a)

Grantor shall at all times comply with all of its obligations under the License Agreement.

(b)

**************************************************** **************************************************** **************************************************** ****************************************************   *****************************

(c)

**************************************************** ****************************************************   ****************************************************        ****************************************************   *****************

(d)

**************************************************** ****************************************************   ****************************************************        ************************

(e)

**************************************************** ****************************************************   ****************************************************           **************************************************

3.2

Third Party Product Development Agreement:  *************************  ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** *******************************

3.3

Patent Prosecution, Maintenance of Technology and Enforcement:  During the Term:

(a)

Grantor shall take such actions and prepare, execute, deliver and file such agreements, documents and instruments and pay all required maintenance or other fees as are necessary or desirable to prepare, prosecute and maintain, and cause InNexus International to do the same, all Patent Rights within the Field IP, diligently defend any interference, reissue, re-examination or opposition proceeding related to such Patent Rights, and prosecute claims for infringement of such Patent Rights in the Field, and against claims of invalidity or unenforceability, if the failure to take such action could reasonably be expected to have a Material Adverse Effect.

(b)

If Royalty Holder believes, in its sole discretion, that any (x) infringement of any Patent Rights within the Field or (y) infringement or misappropriation of any Technology in the Field IP, has occurred or will occur, then Grantor shall enforce Grantor’s rights under such Patent Rights or in such Technology to the extent requested by Royalty Holder.  No member of the InNexus Group shall seek to enforce such Patent Rights in the Field or rights to Technology in the Field IP, without Royalty Holder’s prior written consent.  If so directed by Royalty Holder, (i) Grantor shall commence legal action against any such infringing or misappropriating party with counsel selected by Royalty Holder, (ii) Royalty Holder shall have the right to control such legal action, and (iii) Grantor shall cooperate fully in any such legal action, including executing all papers and performing such acts as Royalty Holder may reasonably require to enforce such Patent Rights or rights to Technology in the Field IP.

(c)

Without limiting the generality of the foregoing, Grantor shall (i) take all reasonable security measures to protect and maintain the secrecy, confidentiality and value of all Technology in the Field IP, (ii) seek and maintain any Regulatory Exclusivity Periods, including executing all papers and performing such acts as Royalty Holder may reasonably request in relation thereto and (iii) exercise its rights under the License Agreement as Royalty Holder may direct.

4

INDEMNIFICATION

1.1

Indemnification.  *************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** *********************************************************************** ***********************************************************************

1.2

Procedures; No Waiver.

(a)

********************************************************      ********************************************************  ********************************************************  ********************************************************      ********************************************************      ********************************************************  ********************************************************  ********************************************************      ********************************************************      ********************************************************  ********************************************************  ********************************************************      ********************************************************      ********************************************************  ********************************************************  ********************************************************      ********************************************************* ********************************************************* ********************************************************* ********************************************************** ********************************************************* ********************************************************* ********************************************************** ********************************************************* ********************************************************* **********************************************************

(b)

No investigation by Grantor of the Field IP, the Transaction Documents or any other matters shall limit Grantor’s right to indemnification hereunder.

(c)

The expiration or termination of any term of this Agreement shall not excuse any Party hereto from its liability in respect of any breach hereof prior to such expiration or termination.

1.3

Default.  If a Rejection Event occurs,

(a)

Such an event will constitute a breach of this Agreement;

(b)

********************************************************* ******************************************************************************************************************* ************************************************************************************************************************

(c)

**************

(i)

****************************************************** ******************************************************

(ii)

****************************************************** ******************************************************

(iii)

****************************************************** ************************************************************************************************************ ******************************************************

(iv)

****************************************************** ******************************************************

1.4

Other Remedies upon a Rejection Event.  In addition to damages calculated pursuant to Section 4.3, upon a Rejection Event:

(a)

********************************************************* ********************************************************** **************************************

(b)

************************************************************ *********************************************************** ************************************************************ *********************************************************** *********************************************************** *********************

1.5

Debenture.  Grantor will enter into the Debenture to secure the prompt and punctual performance of its obligations to Royalty Holder.

1.6

Insurance.  Grantor will require that Parent list Grantor as an additional named insured on any insurance that Parent has for itself or any of the InNexus Group (including product liability insurance), and further Grantor obtain such insurance and in such amounts as Royalty Holder may reasonably request.

1

MISCELLANEOUS

1.1

Specific Performance.  Each of the parties hereto acknowledges that the other party will have no adequate remedy at law if it fails to perform any of its obligations under this Agreement.  In such event, each of the parties agrees that the other party shall have the right, in addition to any other rights it may have (whether at law or in equity), to specific performance of this Agreement.

1.2

Notices.  All notices, requests and other communications to either Party hereunder shall be in writing and shall be given by overnight courier, courier or facsimile as follows:

if to Royalty Holder, to:

RP Dynamic Cross Linking L.P.

*****************

****************

**************

****************

Attention:

************

Telecopy:

************

with a required copy to:

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, MA  02109

Attention:

*****************

******************

Telecopy:

***********

if to Grantor, to:

InNexus Bioscience (Barbados) Inc.

Chamberlain Place,

Broad Street, Bridgetown

St. Michael, Barbados

Attention: ********

Telecopy: **************

with required copies to:

InNexus Biotechnology Inc.

13208 East Shea Blvd., Suite 200

The Mayo Clinic MCCRB Building

Scottsdale, Arizona  85259

Attention: Jeff Morhet

Telecopier: ***********

Leschert & Company

Law Corporation

Barristers & Solicitors

2760 – 200 Granville Street,

Vancouver, British Columbia

V6C 1S4

Attention:

Allen D. Leschert

Telecopy:

**************

or to such other address as any Party may have furnished to the other in writing in accordance herewith.  All notices and other communications given to any Party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax prior to 4:00 p.m. EST, in each case delivered or faxed (properly addressed) to such Party as provided in this Section 5.2.

1.3

Amendments; No Waivers.  Any provisions of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Royalty Holder and Grantor or in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

1.4

Successors And Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns and legal representatives.  This Agreement and the Royalty Holder’s rights and obligations hereunder may be sold, assigned or transferred, in whole or in part, without the prior written consent of Grantor.  This Agreement and Grantor’s rights and obligations hereunder may not be sold, assigned or transferred without the prior written consent of Royalty Holder or its transferees or assignees.

1.5

Governing Law; Jurisdiction.  This Agreement shall be construed in accordance with and governed by the law of the **************  without regard to any conflicts of law principles thereof that would call for the application of the laws of any other jurisdiction.  The Parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in the ******************************************************** or any ******** **** court sitting in **********, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the ************, and each of the Parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each Party agrees that services of process on such Party as provided in Section 5.2 shall be deemed effective service of process on such Party.

1.6

Waiver Of Jury Trial.  Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this agreement or the transactions contemplated hereby.

1.7

Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each Party hereto shall have received a counterpart hereof signed by the other Party hereto.  Facsimile execution and delivery of this Agreement by either Party shall constitute a legal, valid and binding execution and delivery of this Agreement by such Party.

1.8

Entire Agreement.  This Agreement and the Exhibits and Schedules hereto constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter of this Agreement, other than the Transaction Documents.  No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either Party hereto.  None of this Agreement, nor any provision hereof, is intended to confer upon any Person other than the Parties hereto any rights or remedies hereunder.

1.9

Severability.  If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties.  The Parties shall in such an instance use their reasonable best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

1.10

Relationship Of The Parties.  Each Party is an independent contractor under this Agreement.  Nothing contained herein is intended or is to be construed so as to constitute any of the Parties as partners, agents or joint venturers.  Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any other Person.

1.11

Captions.  The titles and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

[remainder of this page intentionally left blank]

ROYALTY AGREEMENT

IN WITNESS WHEREOF the Parties have duly executed this Agreement as of the day and year first above written.

RP Dynamic Cross Linking L.P. By: ************************* (Authorized Signatory) By: *************** Title: Chief Executive Officer

InNexus Bioscience (Barbados) Inc. (Authorized Signatory) By: Title:

ROYALTY AGREEMENT

Exhibit A

Form of Debenture

ROYALTY AGREEMENT

Exhibit B

Terms of Third Party Product Development Agreement

Any Third Party Product Development Agreement shall contain the following provisions:

•

******************************************************************* *******************************************************************

•

******************************************************************* *******************************************************************

•

******************************************************************* *******************************************************************

•

******************************************************************* ******************************************************************** ******************************************************************* *************

•

******************************************************************* ******************************************************************** *********

ROYALTY AGREEMENT

LIBC/2965464.6